SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WESTERN ASSET MIDDLE MARKET INCOME FUND INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Western Asset Middle Market Debt Fund Inc. (XWAMX),

Western Asset Middle Market Income Fund Inc. (XWMFX),

(each, a “Fund” and, together, the “Funds”)

620 Eighth Avenue, 49th Floor

New York, New York 10018

JULY 6, 2020 SPECIAL MEETING OF SHAREHOLDERS ADJOURNED TO AUGUST 28, 2020

NEW RECORD DATE SET

The following Notice of Adjournment and New Record Date relates to the proxy statement (the “Proxy Statement”) of the Funds, dated April 16, 2020, furnished to shareholders of each Fund in connection with the solicitation of proxies by the Board of Directors of the Fund for use at the Fund’s 2020 Special Meeting of Shareholders (the “Meeting”) previously scheduled to be held on Friday, June 5, 2020 at 9:00 a.m. Eastern Time and subsequently postponed to Monday, July 6, 2020 at 11:00 a.m. Eastern Time. This Supplement is being filed with the Securities and Exchange Commission to provide notice of a change of date and time of the Meeting and of a new record date and is being made available to shareholders on or about July 22, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF ADJOURNMENT AND NEW RECORD DATE

To the shareholders of each fund listed above (each, a “Fund” and together, the “Funds”):

NOTICE IS HEREBY GIVEN that the date and time of the Meeting has been changed. The Meeting originally scheduled for Friday, June 5, 2020 at 9:00 a.m. Eastern Time and subsequently postponed to Monday, July 6, 2020 at 11:00 a.m. Eastern Time has been adjourned to Friday, August 28, 2020 at 9:00 a.m. Eastern Time in order to solicit additional shareholder votes. As previously announced, each Fund’s Meeting will be accessible solely by means of remote communication in light of public health concerns regarding the coronavirus pandemic.

In addition, to comply with each Fund’s bylaws and applicable law with respect to the record date for such an adjourned Meeting, the Board of Directors of each Fund has set a new record date of July 20, 2020 (the “New Record Date”). Only shareholders of record at the close of business on the New Record Date will be entitled to notice of and to vote at the Meeting, or at any adjournment or postponement thereof. As described in the proxy materials for the Meeting previously distributed, the Board of Directors of each Fund had originally fixed the close of business on March 9, 2020 as the record date. The information in this letter amends the Notice of Special Meeting of Shareholders (the “Original Notice”) and the Proxy Statement for each Fund (the “Proxy Statement”) and any other information about the Meeting.

IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please cast your vote on the enclosed proxy card and return in the envelope provided. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. The Board of Directors of the Fund recommends a vote “FOR” the each proposal for the reasons discussed in the Proxy Statement.

PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.

For each Fund, the Meeting will be held at the following Meeting website: http://www.meetingcenter.io/230290071. To participate in the Meeting, shareholders of each Fund must enter the following password: LMP2020. Shareholders must also enter the control number found on their proxy card. Shareholders may vote during the Meeting by following the instructions available on the Meeting website during the Meeting.

We encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Meeting site will first be accessible to shareholders beginning at approximately 9:00 a.m. Eastern Time on August 27, 2020. For questions relating to participation at the Meeting by remote communication, please call (888) 888-0151.

If shares are held through an intermediary, such as a bank or broker, shareholders must register in advance to attend the Meeting. To register shareholders must submit proof of their proxy power (legal proxy) reflecting their Fund holdings along with their name and email address to Computershare Fund Services. Shareholders may forward an email from their intermediary or attach an image of their legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 9:00 a.m., Eastern Time, on August 26, 2020. Shareholders will receive a confirmation email from Computershare Fund Services of the shareholder’s registration and a control number that will allow the shareholder to vote at the Meeting.

At the close of business on July 20, 2020, XWAMX had outstanding 100,723 shares and XWMFX had outstanding 197,983 shares. As of such date, the directors and officers of each Fund as a group owned less than 1% of the shares of each Fund. As of such date, no person was known by each Fund to own beneficially or of record as much as 5% of any class of each Fund.

Shareholders are not required to attend the Meeting to vote on the proposals. Whether or not shareholders plan to attend the Meeting, each Fund urges shareholders to authorize a proxy to vote the shareholder’s shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. In connection with the Meeting, each Fund has filed a definitive Proxy Statement with the Securities and Exchange Commission (the “SEC”). To the extent the information in the Original Notice and Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting. Shareholders are advised to read their Fund’s Proxy Statement because it contains important information. The Proxy Statement is available on the Internet at https://www.proxy-direct.com/leg-31534. The Proxy Statement and other documents filed by a Fund are also available for free on the SEC website, www.sec.gov.

By Order of the Board of Directors

Robert I. Frenkel

Secretary

July 22, 2020

LEGG MASON-SPONSORED FUNDS
PROXY FOR A JOINT SPECIAL MEETING OF STOCKHOLDERS
SCHEDULED TO BE HELD ON AUGUST 28, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Stockholders scheduled to be held via live webcast at the following Website: http://www.meetingcenter.io/230290071 on August 28, 2020 at 9:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is LMP2020.
The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.
LEG_31534_072020
FUNDS FUNDS
Western Asset Middle Market Debt Fund Inc. Western Asset Middle Market Income Fund Inc.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
Proposals The Board responsible for your Fund(s) recommends that you vote “FOR” the Proposals with respect to your Fund(s).
1. To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.
FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
01 Western Asset Middle Market Debt Fund Inc. ☐ ☐ ☐ 02 Western Asset Middle Market Income Fund Inc. ☐ ☐ ☐

2. To approve a New Subadvisory Agreement with:

2-C Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN
01 Western Asset Middle Market Debt Fund Inc.	☐	☐	☐
02 Western Asset Middle Market Income Fund Inc.	☐	☐	☐

2-D Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN
01 Western Asset Middle Market Debt Fund Inc.	☐	☐	☐
02 Western Asset Middle Market Income Fund Inc.	☐	☐	☐

2-E Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN
Western Asset Middle Market Income Fund Inc.	☐	☐	☐

2-F Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN
Western Asset Middle Market Income Fund Inc	☐	☐	☐

3. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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